SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 7, 2000



                   CE Casecnan Water and Energy Company, Inc.

             (Exact name of registrant as specified in its charter)




Philippines                        333-608               Not Applicable
-----------------------------------------------------------------------------
(State or other jurisdiction    (Commission              (IRS Employer
of incorporation)               File Number)           Identification No.)




24th Floor, 6750 Building, Ayala Avenue, Makati,
              Metro Manila Philippines                      Not Applicable
     (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:  (632) 892-0276
                                                     ---------------


                                      N/A
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

a. On August 30, 2000, CE Casecnan Water and Energy Company, Inc. (the "Company") informed Sycip Gorres Velayo & Co., an Arthur Andersen member firm, that, following a review of the Company's anticipated business operations and corresponding independent accountant requirements, Sycip Gorres Velayo & Co. would no longer be engaged as independent accountants for the Company for audit periods subsequent to the fiscal year ended December 31, 1999.

Sycip Gorres Velayo & Co.'s reports on the Company's financial statements for the two most recent fiscal years ended December 31, 1998 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 1998 and 1999, there were no disagreements with Sycip Gorres Velayo & Co. on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sycip Gorres Velayo & Co., would have caused it to make a reference to the subject matter of the disagreements in connection with its audit reports.

During the two most recent fiscal years ended December 31, 1998 and 1999, there were no reportable events (as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(v)).

The Company requested Sycip Gorres Velayo & Co. to furnish a letter addressed to the Commission stating whether it agrees with the above statements. Sycip Gorres Velayo & Co.'s letter dated September 7, 2000, is filed as Exhibit 16 to this Form 8-K.

b. By action taken on August 30, 2000, the Company's Board of Directors approved the appointment of the accounting firm of PricewaterhouseCoopers LLP as independent accountants for the Company for 2000. During the last two fiscal years ending December 31, 1998 and 1999, the Company did not consult PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Securities and Exchange Commission Regulation S-K Item 304(a)(2)(i) and (ii).

Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits.

                  Exhibit No. 16 - Letter from Sycip Gorres Velayo & Co. dated September 7, 2000.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CE CASECNAN WATER AND ENERGY CO., INC.



                                         /s/Patrick J. Goodman
                                         ---------------------
                                         Patrick J. Goodman
                                         Senior Vice President and
                                         Chief Financial Officer

September 7, 2000